 SSgA Bond Market Fund—Class R

Summary Prospectus—December 20, 2010	Ticker Symbol: sbmrx

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You may find the fund’s prospectus and other information about the fund online at:

http://www.ssgafunds.com/product/fund.seam?ticker=sbmrx

You also may get this information at no cost by calling (800) 997-7327 or by sending an e-mail request to fund_inquiry@ssgafunds.com. The fund’s current prospectus and statement of additional information are incorporated by reference into this summary prospectus.

Investment Objective

SSgA Bond Market Fund seeks to maximize total return by investing in fixed income securities, including, but not limited to, those represented by the Barclays Capital U.S. Aggregate Bond Index.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.30%
Distribution and Shareholder Service (12b-1) Fees	0.41	%*
Other Expenses	0.72%
Total Annual Fund Operating Expenses	1.43%
Less Fee Waivers and/or Expense Reimbursements	(0.43	)%*
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.00	%*

*	The fund’s investment advisor and distributor are contractually obligated until December 31, 2011 to waive the management fees and the distribution and service (12b-1) fees and otherwise reimburse the fund for expenses to the extent necessary to ensure that total expenses (exclusive of non-recurring account fees, extraordinary expenses and acquired fund fees) of Class R shares of the fund do not exceed 1.00% of average daily net assets of Class R shares on an annual basis.

Example

This example is intended to help you compare the cost of investing in the Class R Shares of fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in Class R Shares of the fund for the time periods indicated, and then redeem all of your Class R Shares of the fund at the end of those periods. The example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested, and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years	5 years	10 years

$102	$409	$737	$1,657

Portfolio Turnover

The fund pays transaction costs, typically reflected in a bond’s purchase or sale price, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance.

During the most recent fiscal year, the fund’s turnover rate was 502% of the average value of its portfolio.

Principal Investment Strategies

SSgA Bond Market Fund attempts to meet its objective by investing at least 80% of its net assets (plus borrowings, if any) in debt instruments. The fund’s portfolio typically consists of a core portfolio principally drawn from, and that is intended to reflect the overall risk characteristics of, the securities in the Barclays Capital U.S. Aggregate Bond Index, the fund’s benchmark. The fund then selects other securities, which may be securities inside or outside of the benchmark, to overweight or underweight certain industries and sectors represented in the benchmark. The fund also manages its duration (that is, the sensitivity of the fund’s portfolio as a whole to interest rate changes) generally by investing in futures and primarily to correspond to the benchmark. The fund actively trades its portfolio holdings in an effort to benefit from short-term yield disparities among different issues of fixed income securities, or otherwise to increase total return to the fund.

The fund invests primarily in investment grade debt instruments. Many of those instruments are instruments issued or guaranteed as to principal and interest by the U.S. government or its agencies and instrumentalities, obligations of U.S. and foreign corporations (e.g., “Yankee” bonds), including public utilities; obligations of U.S. and foreign financial institutions; repurchase agreements collateralized with high quality

 SSgA Bond Market Fund—Class R

Summary Prospectus—December 20, 2010	Ticker Symbol: sbmrx

securities and other assets; derivatives, including swaps, futures and options; and asset-backed securities, including asset-backed commercial paper and mortgage-related securities. Such instruments typically are denominated in U.S. dollars. The fund may also invest in high yield bonds commonly referred to as “junk bonds.” High yield bonds, and to a lesser extent other types of bonds, may be purchased at a discount to their face value and thereby provide opportunities to the fund for capital appreciation. The fund may buy or sell securities on a forward commitment, delayed-delivery or when-issued basis. These transactions involve the purchase or sale of securities by a fund at an established price with payment or delivery taking place in the future. The fund also may lend its securities, and it may invest in various fixed-income securities and money market funds, including money market funds advised by the fund’s investment advisor, in order to manage its cash. The fund also may engage in active trading, which could reduce the returns of fund shareholders investing through a taxable account, and the fund may take temporary defensive positions that are inconsistent with its principal investment strategies.

Principal Risks

It is possible to lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

•	Risks Common to Funds Investing Principally in Debt Instruments.

•	Interest Rate Risk—The risk that interest rates will rise, causing the value of the fund’s assets to fall.

•	Credit Risk—The risk that an issuer, guarantor or liquidity provider of an instrument held by the fund will fail to make scheduled interest or principal payments, which may reduce the fund’s income and the market value of the instrument.

•	Prepayment Risk (when repayment of principal occurs before scheduled maturity) and Extension Risk (when rates of repayment of principal are slower than expected)—Applicable primarily to mortgage-related securities, the risks that the underlying loan obligations may be refinanced (repaid) faster or slower than expected, causing the fund to invest repayment proceeds in, or continue to hold, lower yielding securities, as the case may be.

•	Liquidity Risk—The risk that the fund may not be able to sell some or all of its securities at desired prices or may be unable to sell the securities at all, because of a lack of demand in the market for such securities, or a liquidity provider defaults on its obligation to purchase the securities when properly tendered by the fund.

•	Rapid Changes in Interest Rates. Rapid changes in interest rates may cause significant requests to redeem fund shares, and possibly cause the fund to sell portfolio securities at a loss to satisfy those requests.

•	Significant Exposure to U.S. Government Agencies and Financial Institutions. Events that would adversely affect the market prices of securities issued or guaranteed by one government agency may adversely affect the market price of securities issued or guaranteed by other government agencies. Similarly, events that would affect the market value of instruments issued by one financial institution, including repurchase agreements, may adversely affect the market value of instruments issued by similarly situated financial institutions.

•	Mortgage-Related and Other Asset-Backed Securities. Defaults on the underlying assets of the mortgage-related and other asset-backed securities held by the fund may impair the value of those securities, and there may be limitations on the enforceability of any security interest granted with respect to those assets. These securities also present a higher degree of prepayment risk and extension risk than do other types of fixed income securities.

•	Non-Investment Grade Securities. Securities rated below investment grade (that is, below BBB by S&P or Baa by Moody’s) are regarded as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. High yield bonds generally are not as sensitive to interest rate changes as investment grade bonds.

•	Foreign Securities. To the extent the fund holds securities of foreign issuers, financial information concerning those issuers may be unavailable or more limited than information generally available from U.S. issuers, and it may have difficulty selling the securities or protecting its investment. Foreign securities also tend to be adversely affected by local or regional political and economic developments. Most of the foreign securities held by the fund are “Yankee” bonds, that is, U.S. dollar-denominated foreign bonds. The value of non-U.S. dollar denominated foreign bonds in which the fund may invest also may be subject to changes in exchange rates.

•	Derivatives. The fund’s investments in derivative instruments are subject to a number of risks, such as counterparty risk, the risk of mispricing or improper valuation, and the risk that the value of the instrument may not increase or decrease as expected.

•	Forward-Commitment, When-Issued, and Delayed-Delivery Securities. Forward commitment, delayed-delivery and

 SSgA Bond Market Fund—Class R

Summary Prospectus—December 20, 2010	Ticker Symbol: sbmrx

when-issued transactions involve a risk of loss if the value of the security to be purchased or sold by the fund increases or decreases below the repurchase price of those securities or the other party to the transaction fails to complete the transaction.

Please refer to “Fund Objectives, Strategies and Risks” in the Prospectus for further details.

Performance

The following bar chart shows how the fund’s performance has varied from year to year, and the table immediately below the chart shows the performance of the fund’s Class R Shares over the past 1-, 5- and 10-year periods, and over the life of the fund, and compares the fund’s performance to the performance of a broad-based securities market index. Performance information for Class R Shares before their inception (May 14, 2004) is derived from the historical performance of the fund’s Institutional Class Shares, adjusted for differences in the operating expenses of the two classes The bar chart and the table provide some indication of the risks of investing in the fund. Index returns do not reflect deductions for fees, taxes or expenses associated with investment in a fund. A fund’s past performance (both before and after taxes) is not necessarily an indication of how the fund will perform in the future. Current performance information for the fund is available toll free by calling (800) 647-7327 or by visiting our website at www.ssgafunds.com.

Highest Quarterly	Lowest Quarterly
Results (2000-2009)	Results (2000-2009)	Year-to-Date Ended

September 30, 2002: 4.68%	December 31, 2007: (5.67)%	September 30, 2010: 8.16%

Average Annual Total Returns
For the Periods Ending December 31, 2009:

SSgA Bond Market Fund
Class R Shares(1)	1 Year*	5 Years*	10 Years*

Return Before Taxes	9.52%	0.82%	3.80%
Return After Taxes on Distributions	8.02%	(0.77)%	2.03%
Return After Taxes on Distributions and Sale of Fund Shares	6.15%	(0.21)%	2.22%

Barclays Capital U.S. Aggregate Bond Index	5.93%	4.97%	6.33%

(1)	Class R Shares began operating on May 14, 2004. Performance for the fund’s Class R Shares before inception is derived from the historical performance of the Institutional Class, adjusted for the higher operating expenses related to distribution and shareholder servicing.

*	The returns would have been lower without the contractual expense waiver and/or reimbursement.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. After-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

Investment Advisor

SSgA Funds Management, Inc. serves as the investment advisor to the fund.

William H. Cunningham and Matthew D. Pappas serve as portfolio managers of the fund. They have managed the fund since 2010 and 2007, respectively.

Purchase and Sale of Fund Shares

Class R Shares may not be purchased by individuals directly, but must be purchased through a third party financial intermediary that is permitted by contract with the fund’s distributor, to offer shares. The third party financial intermediary may be a retirement plan administrator, bank, broker or advisor. Only certain intermediaries are authorized to receive purchase orders on the fund’s behalf. The fund reserves the right to reject any purchase order.

Tax Information

For mutual funds generally, dividends from net investment income (other than qualified dividend income) and distributions of net short-term capital gains are taxable to you as ordinary income under U.S. federal income tax laws whether

 SSgA Bond Market Fund—Class R

Summary Prospectus—December 20, 2010	Ticker Symbol: sbmrx

paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term taxable gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares. Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of fund shares, may be subject to state and local income taxes.

Payments To Brokers, Banks and Other Financial Intermediaries

The fund and its affiliates may pay the third party intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker, bank or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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